UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Latin America Equity Fund

(formerly Scudder Latin America Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This fund is also nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C and M

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class M shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the DWS Latin America Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Latin America Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	37.73%	95.38%	51.12%	25.85%	14.81%
Class B	37.22%	93.75%	49.88%	24.86%	13.90%
Class C	37.23%	93.94%	49.96%	24.85%	13.90%
MSCI EM Latin America Index+	36.48%	89.36%	57.04%	27.58%	15.93%
DWS Latin America Equity Fund	6-Month*	1-Year	3-Year	Life of Class*
Class M	37.91%	95.82%	51.77%	32.63%
MSCI EM Latin America Index+	36.48%	89.36%	57.04%	33.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class M shares commenced operations on December 14, 2001. Index returns began on December 31, 2001.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Latin America Equity Fund — Class A [] MSCI EM Latin America Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$18,414	$32,525	$29,757	$37,489
	Average annual total return	84.14%	48.16%	24.37%	14.13%
Class B	Growth of $10,000	$19,075	$33,471	$30,253	$36,740
	Average annual total return	90.75%	49.59%	24.78%	13.90%
Class C	Growth of $10,000	$19,394	$33,726	$30,330	$36,758
	Average annual total return	93.94%	49.96%	24.85%	13.90%
MSCI EM Latin America Index+	Growth of $10,000	$18,936	$38,728	$33,793	$43,861
	Average annual total return	89.36%	57.04%	27.58%	15.93%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 4/30/06
DWS Latin America Equity Fund		1-Year	3-Year	Life of Class*
Class M	Growth of $10,000	$19,582	$34,962	$34,353
	Average annual total return	95.82%	51.77%	32.63%
MSCI EM Latin America Index+	Growth of $10,000	$18,936	$38,728	$35,327
	Average annual total return	89.36%	57.04%	33.81%

The growth of $10,000 is cumulative.

* Class M shares commenced operations on December 14, 2001. Index returns began on December 31, 2001.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M
Net Asset Value: 4/30/06	$ 57.69	$ 57.28	$ 57.22	$ 58.42
10/31/05	$ 44.84	$ 44.28	$ 44.29	$ 45.41
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .48	$ .02	$ .09	$ .58
Capital Gains as of 4/30/06	$ 2.76	$ 2.76	$ 2.76	$ 2.76
Class A Lipper Rankings — Latin American Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	20	53
3-Year	17	of	20	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Latin America Equity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Latin America Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	37.89%	95.84%	51.46%	26.17%	15.11%
Class AARP	37.90%	95.76%	51.42%	26.20%	15.11%
MSCI EM Latin America Index+	36.48%	89.36%	57.04%	27.58%	15.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment
[] DWS Latin America Equity Fund — Class S [] MSCI EM Latin America Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$19,584	$34,744	$31,977	$40,844
	Average annual total return	95.84%	51.46%	26.17%	15.11%
Class AARP	Growth of $10,000	$19,576	$34,721	$32,006	$40,862
	Average annual total return	95.76%	51.42%	26.20%	15.11%
MSCI EM Latin America Index+	Growth of $10,000	$18,936	$38,728	$33,793	$43,861
	Average annual total return	89.36%	57.04%	27.58%	15.93%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 57.98	$ 57.83
10/31/05	$ 45.07	$ 44.98
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .56	$ .58
Capital Gains as of 4/30/06	$ 2.76	$ 2.76
Class S Lipper Rankings — Latin American Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	7	of	20	34
3-Year	15	of	20	72
5-Year	12	of	15	75
10-Year	7	of	8	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,377.30	$ 1,372.20	$ 1,372.30	$ 1,379.10	$ 1,379.00	$ 1,378.90
Expenses Paid per $1,000*	$ 10.61	$ 15.35	$ 15.23	$ 9.20	$ 9.26	$ 9.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,015.87	$ 1,011.85	$ 1,011.95	$ 1,017.06	$ 1,017.01	$ 1,017.06
Expenses Paid per $1,000*	$ 9.00	$ 13.02	$ 12.92	$ 7.80	$ 7.85	$ 7.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class M	Class AARP	Class S
DWS Latin America Equity Fund	1.80%	2.61%	2.59%	1.56%	1.57%	1.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Managers  Tara Kenney and Paul Rogers discuss DWS Latin America Equity Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did the Latin American stock markets perform during the half year?

A: Stocks in Latin America continued to provide solid returns during the reporting period, with the bulk of the gain coming in the November-February interval. The markets remained supported by the same set of positive factors that helped boost performance throughout the past three years: robust commodity prices, improving economic fundamentals, and strong investment inflows fueled by a hearty global risk appetite. Additionally, currency movements continued to be favorable for US dollar investors: both the Brazilian real and Mexican peso gained ground during the semiannual period, increasing the dollar value of stocks in the two countries. Market performance slowed somewhat in the final two months of the reporting period, during which investors grew more cautious due to rising global interest rates and the upcoming regional elections. Still, the Latin markets provided a strong return of 36.48% for the full six months, as measured by the fund's benchmark, the MSCI EM Latin America Index. In comparison, the MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East) returned 16.01% for the same period.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2006, was strong on an absolute basis at 37.73%. The fund outperformed the 36.48% return of its benchmark but trailed the 38.84% average return of the 20 funds in its Lipper peer group, Latin America Funds.1

1 The Lipper Latin America Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region. It is not possible to invest directly into a Lipper category.

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

During the six-month period, relative performance was helped by the fund's overweight positions in the discount airliners Gol-Linhas Aereas Inteligentes SA and Tam SA, Petroleo Brasiliero SA (Petrobras), Unibanco-Uniao de Bancos Brasileiros SA and Companhia Vale do Rio Doce SA (CVRD), in Brazil. In Mexico, overweights in the beverage company Fomento Economico Mexicano SA de CV (Femsa), the cellular operator America Movil SA de CV, and the broadcaster Grupo Televisa SA were all positives.

On the negative side, underweights in Telefonos de Mexico SA de CV (Telmex), Banco Bradesco SA, Banco Itau Holding Financeira SA, Electroleo Brasiliero SA (Electrobras) and Companhia de Bebidas das Americas (Amber) dampened returns, as did underweights in stocks in the steel and pulp/paper sectors — notably the Brazilian companies Usinas Siderurgicas de Minas Gerais SA (Usiminas), Gerdau SA and Aracruz Celulose SA, all of which outperformed. Additional detractors included overweight positions in the Brazilian cellular operators Vivo Participacoes SA (formerly Telesp Cellular SA) and Tim Participacoes SA, as well as an underweight in the Mexican cement company Cemex SA de CV. Underweights in the strong-performing markets of Peru and Colombia also hurt relative performance. (As of April 30, 2006, the positions in Electroleo Brasiliero SA and Aracrusz Celulose SA were sold.)

Q: What notable events took place in Mexico and Brazil, and how is the fund positioned in these two countries?

A: Brazil's stock market performed well during the semiannual period, outperforming the region due to the country's continued economic strength. Brazil's trade surplus (the level of exports over imports) remained strong, with a combined $US 5.6 billion in January and February alone. The deceleration in the core inflation figures offered further good news, allowing the central bank to cut interest rates from 19% to 15.75% during the semiannual period. The fund's holdings in Brazil remain slanted toward stocks in the consumer and banking sectors — both of which, in our opinion, stand to benefit from the improving domestic economy — as well as mining and steel stocks such as CVRD. We added to CVRD during the period, believing the outlook for steel and ongoing demand for iron ore will continue to support the stock's performance despite the increase in its valuation during the past year.

In Mexico, the increasing proximity of July's presidential and congressional elections has introduced an element of caution to the market. However, the macroeconomic picture remains bright. Economic data for Mexico have been positive, with industrial production figures continuing to gain steam and inflation staying benign. Annual inflation fell to 3.75% year-over-year in January, enabling the central bank to cut interest rates to 7.25%. Meanwhile, Mexico's trade balance continues to improve, with total exports gaining momentum. A further positive indicator — gross fixed investment — has been growing at a healthy pace, supported by an increase in machinery and equipment investment. We believe this bodes well for the long-term development of the country.

Given this scenario of stable economic management and the improving prospects for economic growth, the fund continued to hold an overweight position in Mexico, with a focus on large-cap consumer stocks such as America Movil SA de CV, Femsa and Wal-Mart de Mexico SA de CV (Walmex). In addition, we are increasingly convinced that Cemex is poised for growth, with prospects for its company's subsidiaries in the United States, Europe and Spain remaining strong and improvement forecasted for their Mexican operation. We also continue to like the bank stock Grupo Financiero Banorte SA de CV, for its attractive valuation and growth prospects, as well as the copper mining company Grupo Mexico SA de CV, based on the continued positive outlook for the metal. Finally, despite the poor showing for the Mexican housing sector at the tail end of the reporting period, we remain convinced of the merits of the home-building stocks GEO SA de CV and Urbi Desarrollo Urbanos SA de CV, which we believe are poised for further growth. While the fund remained overweight in all of the stocks mentioned, we elected to take profits across the board in Mexico later in the period — thereby reducing the extent of the overweights — based on our belief that valuations had become somewhat extended in the short term. (As of April 30, 2006, the position in GEO SA de CV were sold.)

Q: How is the fund positioned in the region's smaller markets?

A: Despite Argentina's continued strong absolute performance, we remain convinced that the risk outweighs the attractiveness of the majority of the investment options available in the country. A notable exception is Tenaris SA, the global oil pipeline company, a stock in which the fund was overweight. Tenaris delivered a stellar return for the semiannual period on the continued bright prospects for oil drilling, coupled with the stock's attractive valuation and the increasing demand for higher-value-added products. Further, pricing for the company's products is expected to stay strong, and growth should again surpass estimates. The stock remains one of our highest-conviction positions due to the company's superior management, its market dominance in key oil- producing countries such as Mexico and Venezuela, and its ongoing prospects for generating excess cash flow.

In Chile, which underperformed, the fund holds a position roughly half that of the benchmark. The portfolio's exposure is concentrated in the retailer Cencosud SA, which we believe also has a growing credit business. The fund also remains invested in the electric utilities Endesa SA and Enersis SA — which we believe are poised to generate increasing returns based on an improving tariff and regulatory environment — as well as Compania Telecommunicaciones de Chile SA, which we view as an attractively valued dividend play. Chile's economy appears to remain in good shape, with historically high copper prices translating into extremely strong copper exports. Inflation remains at the high end of the government's 2%-4% target, largely due to oil imports, but this did not stymie growth: the Chilean economy expanded 6.3% in 2005, the strongest pace in eight years. We believe the fund is positioned to capitalize on heightened domestic demand through our individual positions, but we remain cautious about moving too aggressively into Chile due to the market's more expensive valuation relative to other countries in the region.

In the peripheral markets of Peru and Venezuela, politics remains the key driver of market performance. In Peru, the leftist Ollanta Humala extended his lead in the polls, causing weakness in the country's mining and banking stocks. The portfolio remains underweight in Peru, with our sole holding being Compania de Minas Buenaventura SA, the gold and silver mining company. We remain cautious with the Venezuelan market based on the lack of quality companies and the risk of President Hugo Chavez's interference.

Q: What is your overall view of the Latin markets?

A: Despite the volatility that characterized the market environment late in the period, the appetite for Latin equities appears undeterred given the inflows that occurred after each sell-off. The proliferation of new equity offerings and new funds being launched to invest in the region gives hope for a continued flow of funds. Commodity markets also remain supportive and should continue to boost the trade accounts and translate into more robust economic activity.

In Mexico, we remain impressed by stronger-than-expected growth. Economic data for 2006 has kicked off to a good start, and expectations for continued low inflation, better gross domestic product growth, lower interest rates and strengthening industrial production should support the market, although valuations are not inexpensive. Given the proximity of the presidential elections, we are maintaining a more cautious approach toward the Mexican market.

Of the two major regional markets, we believe Brazil continues to look more attractive on a valuation basis. While President Lula remains comfortably ahead in the polls, it is too soon to minimize the importance of political risk leading up to the October elections given the history of political issues roiling the market. Nonetheless, we remain convinced that the country — and its companies — are in far better shape to weather the storm than in the past.

Overall, we are cautious in the near term due to the upcoming elections and the strong run-up of the past three years, which has made valuations less attractive. Nevertheless, the improved political and economic backdrop in Latin America helps underpin our continued positive long-term outlook on the region's markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographical Diversification (Excludes Cash Equivalents)	4/30/06	10/31/05

Brazil	56%	53%
Mexico	34%	36%
Argentina	4%	4%
Chile	4%	5%
Peru	1%	1%
Colombia	1%	1%
	100%	100%
Sector Diversification (As a % of Equity Securities)	4/30/06	10/31/05

Energy	22%	19%
Materials	22%	25%
Telecommunication Services	17%	14%
Financials	15%	14%
Consumer Discretionary	7%	12%
Industrials	7%	7%
Consumer Staples	6%	6%
Utilities	4%	3%
	100%	100%

Geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (68.1% of Net Assets)
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	18.1%
2. America Movil SA de CV Provider of wireless communication services	Mexico	11.9%
3. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	9.3%
4. Cemex SA de CV Producer of concrete and cement	Mexico	6.4%
5. Fomento Economico Mexicano SA de CV Producer of beer, soft drinks and mineral water	Mexico	4.2%
6. Banco Bradesco SA Provider of banking services	Brazil	4.2%
7. Tenaris SA Manufactures seamless steel pipe products on a global basis	Argentina	3.8%
8. Banco Itau Holding Financeira SA Provider of banking services	Brazil	3.7%
9. Unibanco — Uniao de Bancos Brasileiros SA Provider of banking services	Brazil	3.6%
10. Gol-Linhas Aeras Inteligentes SA Provides low-fare, and nonstop passenger flight services	Brazil	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Equity Securities 98.8%
Argentina 4.4%
Banco Macro Bansud SA "B"	829,530	1,904,620
BI SA "A" (New)* (a)	2,326,823	34,902
BIARSA	3,481,824	793,856
Loma Negra SA* (a)	448,653	832,923
Nortel Inversora SA "B" (ADR) (Preferred)*	33,663	237,758
Quimica Estrella SA "B"*	359,687	115,619
Telecom Argentina SA "B"*	466,175	1,185,029
Tenaris SA (ADR)	710,000	32,589,000
(Cost $16,774,389)		37,693,707
Brazil 55.2%
Banco Bradesco SA (ADR) (Preferred)	946,600	36,037,062
Banco Itau Holding Financeira SA (ADR) (Preferred)	266,500	8,474,700
Banco Itau Holding Financeira SA (Preferred)	751,880	23,705,656
Brasil Telecom SA (Preferred)	18,130,898	95,563
Braskem SA "A" (Preferred)	52	366
Caemi Mineracao e Metalurgica SA (Preferred)	867,300	1,595,799
Companhia de Bebidas das Americas (ADR) (Preferred)	119,100	5,514,330
Companhia de Concessoes Rodoviarias	748,800	6,565,903
Companhia Energetica de Minas Gerais (ADR) (Preferred)	32,700	1,549,653
Companhia Energetica de Minas Gerais SA (Preferred)	376,300,000	18,128,032
Companhia Vale do Rio Doce (ADR)	741,200	38,186,624
Companhia Vale do Rio Doce (ADR) (Preferred)	943,400	41,962,432
CPFL Energia SA (ADR)	70,900	3,004,033
Diagnosticos da America SA*	151,700	3,852,468
EDP — Energias do Brasil SA	275,400	4,090,752
Gerdau SA (ADR) (Preferred)	528,750	9,147,375
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred)	679,000	25,170,530
Lojas Renner SA	89,500	5,124,700
Natura Cosmeticos SA	613,300	7,846,243
Petroleo Brasileiro SA (ADR)	279,200	27,593,336
Petroleo Brasileiro SA (ADR) (Preferred)	528,200	46,951,698
Petroleo Brasileiro SA (Preferred)	3,682,488	81,572,314
Tam SA (ADR) (Preferred)*	291,800	7,338,770
Tam SA (Preferred)	250,500	6,469,550
Tim Participacoes SA (ADR) (Preferred)	520,800	20,024,760
Unibanco — Uniao de Bancos Brasileiros SA (ADR)	393,500	31,224,225
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	261,100	9,946,071
Vivo Participacoes SA (ADR) (Preferred)*	1,546,200	6,385,806
(Cost $213,129,202)		477,558,751
Chile 3.8%
Cencosud SA	6,149,900	15,889,980
Compania de Telecomunicaciones de Chile SA (ADR)	442,100	3,881,638
Empresa Nacional de Electricidad SA (ADR)	296,400	8,989,812
Enersis SA (ADR)	297,900	3,637,359
(Cost $23,324,992)		32,398,789
Colombia 0.7%
Bancolombia SA (ADR) (Preferred) (Cost $4,226,489)	180,000	6,228,000
Mexico 34.0%
America Movil SA de CV "L" (ADR)	2,798,500	103,292,635
Cemex SA de CV (ADR)	821,752	55,484,695
Consorcio ARA SA de CV	317,900	1,683,211
Corporacion GEO SA de CV "B"*	2,789,200	10,456,192
Fomento Economico Mexicano SA de CV (ADR)	391,760	36,386,669
Grupo Financiero Banorte SA de CV "O"	4,595,300	11,978,713
Grupo Mexico SA de CV "B"	6,735,200	23,611,996
Grupo Televisa SA (ADR)	742,600	15,743,120
Impulsora del Desarrollo Economico de America Latina SA de CV "B-1"*	791,100	784,131
Telefonos de Mexico SA de CV "L" (ADR)	315,600	6,940,044
Urbi, Desarrollo Urbanos, SA de CV*	823,300	6,754,519
Wal-Mart de Mexico SA de CV "V"	7,209,384	20,551,711
(Cost $137,632,136)		293,667,636
Peru 0.7%
Compania de Minas Buenaventura SA (ADR) (Cost $2,888,382)	205,000	6,229,951
Total Equity Securities (Cost $397,975,590)		853,776,834
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	1,170,800	27,320
	Shares	Value ($)

Cash Equivalents 0.2%
United States
Cash Management QP Trust, 4.78% (b) (Cost $1,758,894)	1,758,894	1,758,894
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $399,734,484)+	99.0	855,563,048
Other Assets and Liabilities, Net	1.0	8,860,705
Net Assets	100.0	864,423,753

* Non-income producing security

+ The cost for federal income tax purposes was $401,674,080. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $453,888,968. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $460,510,452 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,621,484.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
BI SA "A" (New)	10/22/1993	3,360,564	34,902	0.00
Loma Negra SA	8/23/199 - 11/17/2001	4,816,805	832,923	0.10
Total Restricted Securities				0.10

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $397,975,590)	$ 853,804,154
Investment in Cash Management QP Trust (cost $1,758,894)	1,758,894
Total investments in securities, at value (cost $399,734,484)	855,563,048
Cash	1,717,847
Foreign currency, at value (cost $3,584,514)	3,618,237
Dividends receivable	4,314,944
Interest receivable	8,890
Receivable for Fund shares sold	855,980
Other assets	64,599
Total assets	866,143,545
Liabilities
Payable for Fund shares redeemed	317,543
Accrued management fee	811,024
Other accrued expenses and payables	591,225
Total liabilities	1,719,792
Net assets, at value	$ 864,423,753
Net Assets
Net assets consist of: Undistributed net investment income	2,932,748
Net unrealized appreciation (depreciation) on: Investments	455,828,564
Foreign currency related transactions	76,454
Accumulated net realized gain (loss)	38,100,505
Paid-in capital	367,485,482
Net assets, at value	$ 864,423,753

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($67,256,923 ÷ 1,165,783 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 57.69
Maximum offering price per share (100 ÷ 94.25 of $57.69)	$ 61.21

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,670,161 ÷ 186,288 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 57.28

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,540,961 ÷ 289,078 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 57.22
Class M Net Asset Value, and redemption price(a) per share ($20,560,260 ÷ 351,911 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 58.42
Class AARP Net Asset Value, offering and redemption price(a) per share ($22,498,368 ÷ 388,040 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 57.98
Class S Net Asset Value, offering and redemption price(a) per share ($726,897,080 ÷ 12,570,012 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 57.83

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $631,726)	$ 10,420,389
Interest — Cash Management QP Trust	269,189
Total Income	10,689,578
Expenses: Management fee	4,551,796
Services to shareholders	566,145
Custodian and accounting fees	430,100
Distribution service fees	153,735
Auditing	55,635
Legal	24,153
Directors' fees and expenses	8,412
Reports to shareholders	53,693
Registration fees	32,571
Other	180,081
Total expenses before expense reductions	6,056,321
Expense reductions	(7,449)
Total expenses after expense reductions	6,048,872
Net investment income (loss)	4,640,706
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	51,830,561
Foreign currency related transactions (including CPMF tax of $16,981)	(182,490)
51,648,071
Net unrealized appreciation (depreciation) during the period on: Investments	178,982,430
Foreign currency related transactions	47,902
179,030,332
Net gain (loss) on investment transactions	230,678,403
Net increase (decrease) in net assets resulting from operations	$ 235,319,109

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ 4,640,706	$ 7,604,503
Net realized gain (loss) on investment transactions	51,648,071	74,855,112
Net unrealized appreciation (depreciation) on investment transactions during the period	179,030,332	151,117,671
Net increase (decrease) in net assets resulting from operations	235,319,109	233,577,286
Distributions to shareholders from: Net investment income: Class A	(397,260)	(162,715)
Class B	(3,205)	(8,524)
Class C	(13,473)	(9,957)
Class M	(210,165)	(171,625)
Class AARP	(191,461)	(85,454)
Class S	(6,971,502)	(5,377,441)
Net realized gains: Class A	(2,305,565)	—
Class B	(402,564)	—
Class C	(437,209)	—
Class M	(997,422)	—
Class AARP	(939,573)	—
Class S	(33,115,910)	—
Fund share transactions: Proceeds from shares sold	104,424,661	101,618,696
Reinvestment of distributions	43,537,004	5,459,458
Cost of shares redeemed	(88,325,299)	(95,787,929)
Redemption fees	55,629	53,420
Net increase (decrease) in net assets from Fund share transactions	59,691,995	11,343,645
Increase (decrease) in net assets	249,025,795	239,105,215
Net assets at beginning of period	615,397,958	376,292,743
Net assets at end of period (including undistributed net investment income of $2,932,748 and $6,079,108, respectively)	$ 864,423,753	$ 615,397,958

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.84	$ 27.80	$ 21.59	$ 15.21	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.26	.47	.54	.22	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	15.83	16.99	6.05	6.26	(2.10)	(4.06)
Total from investment operations	16.09	17.46	6.59	6.48	(1.96)	(4.15)
Less distributions from: Net investment income	(.48)	(.42)	(.38)	(.10)	(.27)	—
Net realized gains on investment transactions	(2.76)	—	—	—	—	—
Total distributions	(3.24)	—	—	—	—	—
Redemption fees	.00***	.00***	—	.00***	.08	—
Net asset value, end of period	$ 57.69	$ 44.84	$ 27.80	$ 21.59	$ 15.21	$ 17.36
Total Return (%)[d]	37.73**	63.44	30.85[e]	42.72[e]	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	32	9	6.23		.55
Ratio of expenses before expense reductions (%)	1.80*	1.81	1.99	2.17	2.18	2.18*
Ratio of expenses after expense reductions (%)	1.80*	1.81	1.91	2.14	2.18	2.18*
Ratio of net investment income (loss) (%)	1.07*	1.40	2.24	1.29	.83	(1.39)*
Portfolio turnover rate (%)	64*	73	62	24	22	20

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.28	$ 27.71	$ 21.51	$ 15.18	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.15	.34	.07	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	15.72	16.84	6.04	6.26	(2.14)	(4.05)
Total from investment operations	15.78	16.99	6.38	6.33	(2.10)	(4.19)
Less distributions from: Net investment income	(.02)	(.42)	(.18)	—	(.12)	—
Net realized gains on investment transactions	(2.76)	—	—	—	—	—
Total distributions	(2.78)	—	—	—	—	—
Redemption fees	.00***	.00***	—	.00***	.08	—
Net asset value, end of period	$ 57.28	$ 44.28	$ 27.71	$ 21.51	$ 15.18	$ 17.32
Total Return (%)[d]	37.22**	61.94	29.82[e]	41.70[e]	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	4.4		.22	.04	.001
Ratio of expenses before expense reductions (%)	2.61*	2.73	3.09	3.00	2.98	2.98*
Ratio of expenses after expense reductions (%)	2.61*	2.73	2.76	2.96	2.98	2.98*
Ratio of net investment income (loss) (%)	.26*	.48	1.39	.47	.03	(2.19)*
Portfolio turnover rate (%)	64*	73	62	24	22	20

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.29	$ 27.62	$ 21.45	$ 15.14	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.17	(.07)[f]	.08	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	15.72	16.86	6.43	6.23	(2.15)	(4.09)
Total from investment operations	15.78	17.03	6.36	6.31	(2.10)	(4.23)
Less distributions from: Net investment income	(.09)	(.36)	(.19)	—	(.12)	—
Net realized gains on investment transactions	(2.76)	—	—	—	—	—
Total distributions	(2.85)	—	—	—	—	—
Redemption fees	.00***	.00***	—	.00***	.08	—
Net asset value, end of period	$ 57.22	$ 44.29	$ 27.62	$ 21.45	$ 15.14	$ 17.28
Total Return (%)[d]	37.23**	62.19	29.77[e]	41.68[e]	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	6.5		.22	.01	.001
Ratio of expenses before expense reductions (%)	2.59*	2.60	2.92	2.97	2.95	2.95*
Ratio of expenses after expense reductions (%)	2.59*	2.60	2.72	2.92	2.95	2.95*
Ratio of net investment income (loss) (%)	.28*	.61	(6.62)[f]	.51	.06	(2.16)*
Portfolio turnover rate (%)	64*	73	62	24	22	20

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other classes during the year due to the timing of subscriptions and redemptions of this class in relation to the operating results of the Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class M Years Ended October 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 45.41	$ 28.07	$ 21.78	$ 15.26	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[c]	.32	.57	.61	.26	.18
Net realized and unrealized gain (loss) on investment transactions	16.03	17.21	6.12	6.30	(3.95)
Total from investment operations	16.35	17.78	6.73	6.56	(3.77)
Less distributions from: Net investment income	(.58)	(.44)	(.44)	(.14)	—
Net realized gains on investment transactions	(2.76)	—	—	—	—
Total distributions	(3.34)	—	—	—	—
Redemption fees	.00***	.00***	—	.10[d]	.08
Net asset value, end of period	$ 58.42	$ 45.41	$ 28.07	$ 21.78	$ 15.26
Total Return (%)	37.91**	63.75	31.21[e]	43.87[e]	(19.47)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	17	12	11	9
Ratio of expenses before expense reductions (%)	1.56*	1.61	1.80	1.92	1.91*
Ratio of expenses after expense reductions (%)	1.56*	1.61	1.67	1.89	1.91*
Ratio of net investment income (loss) (%)	1.31*	1.60	2.48	1.54	1.10*
Portfolio turnover rate (%)	64*	73	62	24	22

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Includes a one time reduction in certain liabilities of an acquired fund.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 45.07	$ 27.87	$ 21.65	$ 15.25	$ 17.40	$ 22.75
Income (loss) from investment operations: Net investment income (loss)[b]	.32	.54	.58	.26	.21	.27
Net realized and unrealized gain (loss) on investment transactions	15.91	17.09	6.08	6.28	(2.11)	(3.95)
Total from investment operations	16.23	17.63	6.66	6.54	(1.90)	(3.68)
Less distributions from: Net investment income	(.56)	(.43)	(.44)	(.14)	(.33)	(.18)
Net realized gain on investment transactions	(2.76)	—	—	—	—	(1.49)
Total distributions	(3.32)	(.43)	(.44)	(.14)	(.33)	(1.67)
Redemption fees	.00***	.00***	—	.00***	.08	—
Net asset value, end of period	$ 57.98	$ 45.07	$ 27.87	$ 21.65	$ 15.25	$ 17.40
Total Return (%)	37.90**	63.67	31.10[c]	43.20[c]	(10.83)	(17.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	14	3.93		.17	.18
Ratio of expenses before expense reductions (%)	1.57*	1.64	1.90	1.91	1.91	1.90
Ratio of expenses after expense reductions (%)	1.57*	1.64	1.77	1.88	1.91	1.90
Ratio of net investment income (loss) (%)	1.30*	1.57	2.38	1.55	1.10	1.33
Portfolio turnover rate (%)	64*	73	62	24	22	20

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 44.98	$ 27.84	$ 21.62	$ 15.23	$ 17.39	$ 22.74
Income (loss) from investment operations: Net investment income (loss)[b]	.33	.58	.59	.26	.21	.27
Net realized and unrealized gain (loss) on investment transactions	15.86	16.99	6.06	6.27	(2.12)	(3.95)
Total from investment operations	16.19	17.57	6.65	6.53	(1.91)	(3.68)
Less distributions from: Net investment income	(.58)	(.43)	(.43)	(.14)	(.33)	(.18)
Net realized gain on investment transactions	(2.76)	—	—	—	—	(1.49)
Total distributions	(3.34)	(.43)	(.43)	(.14)	(.33)	(1.67)
Redemption fees	.00***	.00***	—	.00***	.08	—
Net asset value, end of period	$ 57.83	$ 44.98	$ 27.84	$ 21.62	$ 15.23	$ 17.39
Total Return (%)	37.89**	63.76	31.09[c]	43.19[c]	(10.89)	(17.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	727	543	351	298	228	294
Ratio of expenses before expense reductions (%)	1.56*	1.60	1.81	1.92	1.91	1.90
Ratio of expenses after expense reductions (%)	1.56*	1.60	1.75	1.90	1.91	1.90
Ratio of net investment income (loss) (%)	1.31*	1.61	2.40	1.53	1.10	1.33
Portfolio turnover rate (%)	64*	73	62	24	22	20

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Latin America Equity Fund (formerly Scudder Latin America Fund) (the "Fund") is a non-diversified series of DWS International Fund, Inc. (the "Corporation") (formerly Scudder International Fund, Inc.) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase except for dividend reinvestment. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Shares of Class AARP were designed for members of AARP (please see Note C, under the Caption Other Related Parties). Class M, AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund has a net tax basis capital loss carryforward of approximately $10,803,000 which may be applied against certain realized net taxable capital gains each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $261,347,887 and $237,314,693, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.22% of the Fund's average daily net assets.

For the period November 1, 2005 through May 31, 2006, the Advisor contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and M shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2006
Class A	$ 28,824	$ 3,918
Class B	6,844	—
Class C	7,835	463
Class M	12,900	3,817
Class AARP	13,060	3,538
Class S	270,475	88,043
	$ 339,938	$ 99,779

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $188,064, of which $30,559 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 30,597	$ 5,897
Class C	40,277	9,080
	$ 70,874	$ 14,977

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 60,071	$ 14,562.24%
Class B	9,739	1,737.24%
Class C	13,051	3,114.24%
	$ 82,861	$ 19,413

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $53,444.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and Class C shares aggregated $32,798 and $8,790, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $16,440, of which $7,080 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman at each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $7,449, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $750 million revolving credit facility administered by JP Morgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	687,395	$ 35,268,525	813,918	$ 30,979,586
Class B	134,338	6,652,729	89,386	3,463,991
Class C	183,353	9,400,393	157,704	5,991,954
Class M	388	18,052	—	—
Class AARP	169,248	8,651,655	296,802	11,159,450
Class S	869,204	44,433,307	1,386,354	50,023,715
		$ 104,424,661		$ 101,618,696
Shares issued to shareholders in reinvestment of distributions
Class A	54,680	$ 2,510,968	4,428	$ 139,647
Class B	8,712	398,211	229	7,193
Class C	8,209	374,761	257	8,073
Class M	16,053	745,801	2,986	116,076
Class AARP	23,638	1,089,958	2,246	81,079
Class S	835,340	38,417,305	161,734	5,107,390
		$ 43,537,004		$ 5,459,458
Shares redeemed
Class A	(296,036)	$ (15,324,906)	(418,237)	$ (14,250,566)
Class B	(38,788)	(2,023,728)	(22,923)	(872,419)
Class C	(36,568)	(1,827,346)	(41,236)	(1,620,480)
Class M	(35,487)	(1,804,546)	(64,880)	(2,253,931)
Class AARP	(110,380)	(5,637,847)	(118,985)	(4,387,492)
Class S	(1,206,102)	(61,706,926)	(2,077,537)	(72,403,041)
		$ (88,325,299)		$ (95,787,929)
Redemption fees		$ 55,629		$ 53,420
Net increase (decrease)
Class A	446,039	$ 22,465,417	400,109	$ 16,879,086
Class B	104,262	5,028,498	66,692	2,601,311
Class C	154,994	7,951,317	116,725	4,384,391
Class M	(19,046)	(1,040,693)	(61,894)	(2,137,855)
Class AARP	82,506	4,105,320	180,063	6,863,273
Class S	498,442	21,182,136	(529,449)	(17,246,561)
		$ 59,691,995		$ 11,343,645

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Latin America Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I Election of Directors. ("Number of Votes" represents all funds that are series of DWs International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,450.215
Axel Schwarzer	44,171,355.974	2,124,625.894

II-A. Approval of an Amended and Restated Investment Management Agreement:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,518,278.738	365,542.004	254,985.421	1,822.160.000

II-B. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	bstain	Broker Non-Votes*
6,422,266.519	459,864.527	256,675.117	1,822.160.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,399,217.220	473,157.207	266,431.736	1,822.160.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-C. Approval of Amended and Restated Articles of Incorporation:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and M
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class M
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLALX
CUSIP Number	23337R 775	23337R 767	23337R 759	23337R 734
Fund Number	474	674	774	174
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLAMX	SLAFX
Fund Number	2174	2074

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006